SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2002

                               Aegis Reality, Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    ---------
                 (State or other Jurisdiction of Incorporation)


              1-13239                                    13-3916825
              --------                                   ----------
      (Commission File Number)              (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events
         ------------

     On September 13, 2002, the Board of Trustees of Aegis Realty, Inc. ("Aegis") approved the renewal of the Advisory Agreement between Aegis and Related Aegis, LP for a term of one year, effective October 1, 2002.

     The addendum to the above described advisory agreement is attached to this Form 8-K as exhibit 99.1.

     This Current Report on Form 8-K may contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Aegis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K, as the case may be. Aegis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in Aegis's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(a).     Financial Statements
         --------------------
         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------
         Not Applicable

(c).     Exhibits
         --------
         Exhibit 99.1 Addendum to the Advisory Agreement Between Aegis Realty, Inc. and Related Aegis, LP

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Aegis Realty, Inc.
                                       (Registrant)



                                       BY:      /s/ Stuart J. Boesky
                                                --------------------
                                                Stuart J. Boesky
                                                President

         September 26, 2002

Exhibit 99.1

                                    ADDENDUM

                                     TO THE

                               ADVISORY AGREEMENT

                                     BETWEEN

                               AEGIS REALTY, INC.

                     AEGIS REALTY OPERATING PARTNERSHIP, LP

                                       AND

                                RELATED AEGIS LP

                                -----------------

                         Effective Date: October 1, 2002
                                -----------------

     Pursuant to, and in accordance with Article 17 of that certain advisory agreement dated as of October 1, 1997 between Aegis Realty Inc., a Maryland corporation, Aegis Realty Operating Partnership, LP, a Delaware limited partnership and Related Aegis LP, a Delaware limited partnership, as amended by Amendment No.1 dated as of September 13, 2001 but effective as of October 1, 2001 (collectively, the "Agreement"), the undersigned agree that the Agreement is hereby renewed for one (1) year from the date hereof. All other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Addendum to be signed as of the day and year first above written.

                               AEGIS REALTY INC.

                               By:      /s/ Stuart J. Boesky
                                        --------------------
                                        Stuart J. Boesky
                                        Chief Executive Officer and President

                               AEGIS REALTY OPERATING PARTNERSHIP, LP

                               By:      Aegis Realty Inc., its general partner

                               By:      /s/ Stuart J. Boesky
                                        --------------------
                                        Stuart J. Boesky
                                        Chief Executive Officer and President

                               RELATED AEGIS LP

                               By:      Related Aegis Inc., its general partner

                               By:      /s/ Alan P. Hirmes
                                        ------------------
                                        Alan P. Hirmes
                                        Senior Vice President